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                                                                   Exhibit 10.23

                            STOCK TRANSFER AGREEMENT

     THIS STOCK TRANSFER AGREEMENT (this "Agreement"), dated as of February 18, 1997, is made by and among National Equipment Services, Inc., a Delaware corporation (the "Company"), Carter B. Wilson ("Wilson"), Golder, Thoma, Cressey, Rauner Fund V, L.P., a Delaware limited partnership ("GTCR"), Kevin Rodgers ("Rodgers"), Dennis O'Connor ("O'Connor") and Paul Ingersoll ("Ingersoll," and together with GTCR, Rodgers and O'Connor referred to herein as the "Existing Stockholders"). Except as otherwise indicated, capitalized terms used herein are defined in Section 5 hereof.

     WHEREAS, pursuant to a Stock Purchase Agreement, dated as of the date hereof (the "Acquisition Agreement"), by and among the Company, Wilson, and Aerial Platforms, Inc. ("Aerial"), the Company agreed to purchase, and Wilson agreed to sell, 100% of the stock of Aerial (the "Acquisition").

     WHEREAS, as partial consideration for the Acquisition, the Company agreed to issue to Wilson 97 shares of its Class A Common Stock, par value $.01 per share and 300 shares of its Class B Common Stock, par value $.01 per share (collectively, the "Shares").

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1. Joinder. The Company, Wilson and the Existing Stockholders hereby agree that the Stockholders Agreement and the Registration Agreement are hereby amended by adding Wilson as a party thereto and as a Stockholder under the Stockholders Agreement. Wilson hereby agrees to be subject to all of the rights and obligations and to be bound by all of the terms and conditions set forth in the Stockholders Agreement and the Registration Agreement to the same extent as if Wilson were originally a party thereto. The Company and the Existing Stockholders hereby waive any and all requirements and/or breaches arising under the Stockholders Agreement, the Registration Agreement and any agreements mentioned therein resulting from the consummation of the transactions contemplated herein.

     2. Restrictions on Transfer of Shares. In addition to the restrictions on transfer set forth in the Stockholders Agreement and the Acquisition Agreement, the holders of the Shares shall not sell, transfer, assign pledge or otherwise dispose of (a "Transfer") any interest in any of the Shares except pursuant to the following provisions:

     (a) Retention of Shares. Until the fifth anniversary of the date of this Agreement, each holder of Shares shall not Transfer any interest in any of the Shares, except for Exempt Transfers (as defined in Section 2(b) below).




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     (b) Transfer of Shares.  Subject to Section 2(a) above and to any other restrictions set forth in the Stockholders Agreement and the Acquisition Agreement, each holder of Shares shall not Transfer any interest in any of the Shares, except pursuant to (i) the provisions of Section 3 below or the provisions of Section 5 or 7 of the Stockholders Agreement ("Exempt Transfers") or (ii) the provisions of this Section 2; provided that in no event shall any Transfer of Shares pursuant to this Section 2 be made for any consideration other than cash payable upon consummation of such Transfer or in installments over time. Prior to making any Transfer other than an Exempt Transfer, each holder of Shares proposing to Transfer Shares (a "Selling Holder") will give written notice (the "Sale Notice") to the Company and GTCR. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s), the number and class of Shares to be transferred and the terms and conditions of the proposed Transfer. The Selling Holder will not consummate any Transfer until 110 days after the Sale Notice has been given to the Company and to GTCR, unless the parties to the Transfer have been finally determined pursuant to this Section 2 prior to the expiration of such 110-day period (the date of the first to occur of such events is referred to herein as the "Authorization Date").

     (c) First Refusal Rights. The Company may elect to purchase all (but not less than all) of the Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the Selling Holder and GTCR within 60 days after the Sale Notice has been given to the Company. If the Company has not elected to purchase all of the Shares to be Transferred, GTCR may elect to purchase all (but not less than all) of the Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice by giving written notice of such election to the Selling Holder within 90 days after the Sale Notice has been given to GTCR. If neither the Company nor GTCR elect to purchase all of the Shares specified in the Sale Notice, the Selling Holder may Transfer the Shares specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any Shares not transferred within such 60-day period will be subject to the provisions of this
Section 2(c) upon subsequent Transfer. The Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by the Selling Holder to the Company.

     (d) Certain Permitted Transfers.  The restrictions contained in this
Section 2 will not apply with respect to transfers of Shares pursuant to applicable laws of descent and distribution; provided that such restrictions will continue to be applicable to the Shares after any such transfer and the transferees of such Shares have agreed in writing to be bound by the provisions of this Agreement.

     (e) Termination of Restrictions. The restrictions on the Transfer of Shares set forth in this Section 2 will continue with respect to each Share until the date on which such Share has been transferred in a transaction permitted by this Section 2 (except in a transaction contemplated by Section 2(d)); provided that in any event such restrictions will terminate on the first to occur of a Sale of the Company or a Public Offering.




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     3. Repurchase of Shares.

     (a) In the event Wilson ceases to be employed by the Company or its subsidiaries for any reason (the "Termination"), the Shares (whether held by Wilson or one or more of Wilson's transferees, other than the Company, GTCR or an affiliate of the Company or GTCR) will be subject to repurchase by the Company and GTCR pursuant to the terms and conditions set forth in this Section 3 (the "Repurchase Option"). In the event of Termination, the purchase price for each Share will be the Fair Market Value for such share.

     (b) The Company's board of directors (the "Board") may elect to purchase all or any portion of the Shares by delivering written notice (the "Repurchase Notice") to the holder or holders of the Shares within 90 days after the Termination. The Repurchase Notice will set forth the number of Shares to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

     (c) If for any reason the Company does not elect to purchase all of the Shares pursuant to the Repurchase Option, GTCR shall be entitled to exercise the Repurchase Option for the Shares the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 45 days after the Termination, the Company shall give written notice (the "Option Notice") to GTCR setting forth the number of Available Shares and the purchase price for the Available Shares. GTCR may elect to purchase any or all of the Available Shares by giving written notice to the Company within one month after the Option Notice has been given by the Company. As soon as practicable, and in any event within ten days after the expiration of the one-month period set forth above, the Company shall notify each holder of Shares as to the number of Shares being purchased from such holder by GTCR (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Shares, the Company shall also deliver written notice to GTCR setting forth the number of shares GTCR is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

     (d) The closing of the purchase of the Shares pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. The Company and/or GTCR will pay for the Shares to be purchased pursuant to the Repurchase Option by delivery of a check or wire transfer of funds in the aggregate amount of the purchase price for such shares. In addition, the Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by Wilson to the Company. The Company and GTCR will be entitled to receive representations and warranties from the sellers as to their title to the Shares being sold and to require all sellers' signatures be guaranteed.

     (e) The right of the Company and GTCR to repurchase Shares pursuant to this Section 3 shall terminate upon the occurrence of a Public Offering.





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     4. Legend. The certificates representing the Shares will bear the following legend:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF FEBRUARY [18], 1997, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN RIGHTS OF FIRST REFUSAL AND CERTAIN OTHER AGREEMENTS SET FORTH IN A STOCK TRANSFER AGREEMENT BETWEEN THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY DATED AS OF FEBRUARY [18], 1997. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

No holder of Shares may sell, transfer or dispose of any Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

     5. Definitions.

     "Fair Market Value" of each Share means the value agreed upon by the holder thereof and the Board; provided that if the holder thereof and the Board are unable to agree upon such value, then the holder thereof and the Company will share the cost, on an equal basis, of a mutually acceptable business appraiser whose determination will be binding.

     "Person" means an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     "Public Offering" means the sale in an underwritten public offering registered under the Securities Act of 1933, as amended from time to time, of shares of the Company's capital stock approved by the Board.





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     "Registration Agreement" means that certain Registration Agreement, dated as of June 4, 1996, among the Company and others, as the same may be amended or amended and restated from time to time.

     "Sale of the Company" means any transaction or series of transactions pursuant to which any person(s) or entity(ies) other than GTCR in the aggregate acquire(s) (i) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company's board of directors (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

     "Stockholders Agreement" means that certain Stockholders Agreement, dated as of June 4, 1996, among the Company and others, as the same may be amended or amended and restated from time to time.

     6. Miscellaneous.

     (a) Remedies. The holders of Shares acquired hereunder (directly or indirectly) will have all of the rights and remedies set forth in this Agreement, and all of the rights and remedies which such holders have been granted at any time under any other agreement or contract, and all of the rights and remedies which such holders have under any law. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

     (b) Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision hereof will be effective against the Company or Wilson unless such modification, amendment or waiver is approved in writing by each of the Company and Wilson. The failure of any party to enforce any provision of this Agreement or under any agreement contemplated hereby or under the Company's certificate of incorporation or bylaws will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement, any agreement referred to herein, the Company's certificate of incorporation or bylaws in accordance with their terms.

     (c) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, regardless of any investigation made by the Company or Wilson or on any of their behalves.





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     (d) Successors and Assigns.

          (i) Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for Wilson's benefit as Wilson or holder of Shares, as the case may be, are also for the benefit of and enforceable by any subsequent holder of Wilson's Shares.

          (ii) If a sale, transfer, assignment or other disposition of any Shares is made in accordance with the provisions of this Agreement to any Person, such Person shall, at or prior to the time such securities are acquired, execute a counterpart of this Agreement with such modifications thereto as may be necessary to reflect such acquisition, and such other documents as are necessary to confirm such Person's agreement to become a party to, and to be bound by, all covenants, terms and conditions of this Agreement, the Stockholders Agreement and the Registration Agreement, each as theretofore amended.

     (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

     (f) Counterparts. This Agreement may be executed simultaneously in separate counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (h) Governing Law. The corporate laws of the State of Delaware will govern all questions concerning the relative rights of the Company and its securityholders. All other questions concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

     (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt





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requested, or sent by guaranteed overnight courier service.  Notices, demands and communications will be sent to parties hereto at the addresses indicated below:

     Notices to the Company:

     National Equipment Services, Inc.
     6100 Sears Tower
     Chicago, Illinois  60606
     Attention: Chief Executive Officer

     With a copy to:

     Kirkland and Ellis
     200 E. Randolph Drive
     Chicago, Illinois  60601
     Attention: Sanford E. Perl

     Notices to Wilson:

     c/o Aerial Platforms, Inc.
     1857 Doan Way
     Norcross, GA 30093


or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                             *    *    *    *    *




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     IN WITNESS WHEREOF, the parties hereto have executed this Stock Transfer
Agreement on the day and year first above written.


                            NATIONAL EQUIPMENT SERVICES, INC.


                            By:   /s/ Kevin Rodgers
                                  ------------------------------
                            Its:  President
                                  ------------------------------




                            /s/ Carter B. Wilson
                            ------------------------------------
                            CARTER B. WILSON




                            GOLDER, THOMA, CRESSEY, RAUNER FUND V, L.P.

                            By: GTCR V, L.P.
                            Its: General Partner

                            By:  Golder, Thoma, Cressey, Rauner, Inc.
                            Its:  General Partner

                            By:   /s/ Carl D. Thoma
                                  ------------------------------
                            Its:  Principal



                            /s/ Kevin Rodgers
                            ------------------------------------
                            KEVIN RODGERS


                            /s/ Dennis O'Connor
                            ------------------------------------
                            DENNIS O'CONNOR


                            /s/ Paul R. Ingersoll
                            ------------------------------------
                            PAUL INGERSOLL